77Q1(e)(1)

Restated Management Agreement with American Century Investment Management, Inc.  effective as of  August 1, 2011, filed as Exhibit 99 (d)(2) to Form 485A  Post-Effective  Amendment No. 59 to  the  Registrant's  Registration  Statement  filed  on  Form  N-1A  August 1, 2011, effective October 31, 2011, and incorporated herein by reference.